                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 19, 2000



                          WESTERN WIRELESS CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                   Washington
               --------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


           000-28160                                   91-1638901
    ------------------------               ---------------------------------
    (Commission File Number)               (IRS Employer Identification No.)



                                    Suite 400
                              3650 131st Avenue SE
                               Bellevue, WA 98006
               --------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (425) 586-8700




--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

    The information set forth in the Registrant's news release dated October 19, 2000 (attached hereto as Exhibit 99.1) and the Registrant's news release dated October 30, 2000 (attached hereto as Exhibit 99.2) are incorporated herein by reference to such news release.

ITEM 7. EXHIBITS

            Designation of
        Exhibit in this Report               Description of Exhibit
        ----------------------               ----------------------
               99.1                          Registrant's press release dated
                                             October 19, 2000

               99.2                          Registrant's press release dated
                                             October 30, 2000


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   WESTERN WIRELESS CORPORATION

                                                   Dated:  November 2, 2000


                                                   By
                                                     ---------------------------
                                                   Jeffrey A. Christianson
                                                   Senior Vice President,
                                                   General Counsel and Secretary